UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2025

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

The information set forth in Item 5.02 below regarding the CEO Agreement (as defined below) is incorporated by reference in this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Consulting Agreement for appointment of Jason D. Sawyer as CEO

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2025, the Company had appointed Mr. Jason D. Sawyer as Interim Chief Executive Officer of the Company. Subsequently, on September 8, 2025, the Company entered into a consulting agreement in connection with Mr. Sawyer’s role as interim CEO (the “CEO Agreement”), effective as of September 4, 2025, pursuant to which he will receive compensation of $12,500 per month. The Company will also defend and indemnify Mr. Sawyer in his capacity as Chief Executive Officer of the Company to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”) and shall also maintain a policy for indemnifying its officers and directors, including Mr. Sawyer, for all actions permitted under the DGCL taken in good faith pursuit of their duties for the Company. The foregoing description of the CEO Agreement does not purport to be complete and is qualified in its entirety by the terms of the CEO Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement dated September 8, 2025 between Company and Access Alternative Group S.A. for appointment of Jason D. Sawyer as Chief Executive Officer of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

September 12, 2025	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Interim Chief Executive Officer